AFL-CIO Housing Investment Trust
Performance Commentary
 4th Quarter 2011

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 13, 2012

In the fourth quarter of 2011, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), by 49 basis points on a gross basis and 38 basis points on a net basis.  For the full year, the HIT outperformed the benchmark on a gross basis for the 19th consecutive calendar year and on a net basis for the 12th calendar year during the period.

For the one-year period ending December 31, 2011, a year in which many fixed-income investments underperformed the Barclays Aggregate, the HIT’s gross return of 8.34% exceeded the benchmark’s 7.84% return by 50 basis points, and the HIT’s net return of 7.86% exceeded the benchmark’s return by 2 basis points.  The HIT’s strategy of emphasizing high credit quality multifamily investments, particularly construction-related securities, produced these strong risk-adjusted returns during a period characterized by market uncertainty and persistent volatility.  The HIT committed $291 million in financing for multifamily projects with total development value of $508 million during 2011. These investments should help the HIT maintain its competitive performance while generating approximately 2,500 union construction jobs and building or preserving over 3,800 units of housing.

With its expertise in housing finance and specialization in government-insured multifamily mortgage-backed securities (MBS), the HIT has continued to serve its investors well by generating higher real income than the benchmark while taking less credit risk.  The new construction-related financing committed during the year through the HIT’s Construction Jobs Initiative should have a positive effect on portfolio yield in future periods.  These new commitments are expected to generate additional income as they are funded during the construction period.  At the same time, they will generate union construction work, create affordable and workforce housing, and spur economic development and secondary job creation in communities across the country at a time when construction unemployment remains nearly double the national average. Since the HIT began its Construction Jobs Initiative in 2009, it has created over 11,400 union construction jobs by investing nearly $1 billion in 35 projects with total development value exceeding $2 billion.  The HIT is well on its way to its goal of creating 15,000 jobs by the end of 2012.

The HIT’s consistent competitive performance and its job-creating investments across the country have stimulated investor confidence and resulted in $347 million in new capital from participants during 2011, with $187 million in new investments and nearly 90% of dividends on existing investments reinvested in the fund.  Eighteen new participants, the highest number in any calendar year since 1998, invested in the HIT during 2011.  Over the past three years, the HIT has raised over $1 billion of new capital from participants.

With superior portfolio fundamentals of higher credit quality, higher yield, and similar interest rate risk compared to the benchmark, together with its strong liquidity and large pipeline of prospective multifamily investments, the HIT is positioned well for 2012. The HIT’s focus on high credit quality multifamily investments and ability to source them directly can increase expected risk-adjusted returns because multifamily permanent mortgage securities have higher yields than bonds of comparable duration and credit quality, and multifamily construction-related mortgage securities have even higher yields.  In order to take advantage of opportunities to add high credit quality multifamily investments to its portfolio, the HIT is actively seeking additional capital from investors.

Performance in 2011

The HIT’s 2011 performance was enhanced by its ongoing income advantage versus the benchmark.  The HIT’s specialization in government/agency multifamily MBS enabled it to perform well as these investments generated additional income relative to Treasuries while reflecting similar credit quality.   The HIT’s better relative performance was achieved despite extremely strong performance by Treasury securities as interest rates fell significantly during the year. The HIT is underweighted in Treasuries, holding 7.7% as of December 31, 2011, compared to 35.2% in the Barclays Aggregate.  The HIT outperformed the benchmark for the 1-,  3-, 5-, and 10-year periods ending December 31 by 50, 46, 40, and 54 basis points, respectively, on a gross basis, having gross returns of 8.34%, 7.23%, 6.90%, and 6.32%.  The benchmark’s returns were 7.84%, 6.77%, 6.50%, and 5.78% for the 1-, 3-, 5-, and 10-year periods.   On a net basis, the HIT also outperformed the benchmark for the 1- and 10-year periods.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Composition of the HIT’s Portfolio

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  The high credit quality assets in which the HIT invests are multifamily MBS that are insured or guaranteed by a U.S. government agency or a government-sponsored enterprise (GSE).  The HIT substitutes these for corporate debt and some Treasury and GSE debt securities in the benchmark.  The HIT portfolio effectively has the same interest rate risk as the benchmark because duration and convexity are managed to be similar to the benchmark.  Over 93% of the HIT portfolio at December 31, 2011, consisted of investments that were insured or guaranteed by the U.S. government or a GSE.  This compared to less than 74% in the benchmark.   As of December 31, the HIT’s current yield advantage over the benchmark was 60 basis points.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2011
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.9%	75.1%	Effective Duration	4.25	4.85
A & Below	2.1%	19.8%	Convexity	-0.02	-0.06
Superior Yield Advantage			Similar Call Risk
Current Yield	4.28%	3.68%	Call Protected	73%	68%
→ 60 basis point Yield Advantage			Not Call Protected	27%	32%

* Based on value of total investments at December 31, 2011; includes unfunded commitments.

Fourth Quarter 2011 Markets

Despite some indications of improving economic conditions in the U.S. during the fourth quarter, Treasury yields remained near historical lows as the Eurozone financial crisis worsened, political gridlock gripped Congress, growth in China slowed, and concerns grew over Iran.  U.S. Treasuries returned 89 basis points during the quarter.  At the same time, lower-rated investment grade debt outperformed higher-rated debt, with excess returns to Treasuries of 10, 19, 65, and 157 basis points for AAA, AA, A, and BBB-rated debt, respectively.  Corporate bonds, in which the HIT does not invest, comprised 19.9% of the Barclays Aggregate at December 31, 2011, and showed excess returns on 82 basis points during the quarter.  The HIT outperformed the Barclays Aggregate on a gross and net basis during the quarter despite its underweight to Treasuries as noted earlier, its overweight to the highest quality sector, and its lack of corporate debt securities.  This outperformance was due to the HIT’s ongoing yield advantage over the benchmark and the tightening of spreads to Treasuries for many of the HIT’s multifamily securities.

Markets for the Year

Investors continued to seek the safety of U.S. Treasuries as concerns grew over the debt crisis and a potential recession in Europe and a potential hard landing in China, following the natural disasters in Japan and political unrest across the Mideast earlier in the year.  Interest rates were significantly lower at the end of 2011 than they were at the beginning of the year. Two-year and 10-year Treasury yields sank by 35 basis points and 142 basis points, respectively.  For the year, the Treasury sector of the Barclays Aggregate returned 9.81%, and lower quality investments generally underperformed higher quality investments.  Corporate bonds, which the HIT does not hold, provided negative excess returns of -367 basis points.

Source: Bloomberg L.P.

For the year, multifamily MBS spreads relative to Treasuries were mixed, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads widening and Fannie Mae multifamily DUS MBS spreads generally tightening.   After contracting through May, spreads across these sectors widened as the flight to Treasuries continued.  During the fourth quarter, spreads contracted significantly on Fannie Mae DUS MBS and slightly on Ginnie Mae construction/permanent loan certificates, and widened modestly on Ginnie Mae permanent MBS.  The wide spreads on Ginnie Mae construction/permanent loan certificates remain historically attractive, and the HIT continues to work with developers, mortgage bankers, housing finance agencies, and labor and community organizations to seek investments in new multifamily production.  During 2011, the HIT committed $291 million for multifamily projects, primarily new construction-related transactions.

Source: HIT and Wall Street Brokers.
Outlook for 2012

Despite a U.S. labor market that shows some signs of gaining momentum, the U.S. economy faces strong headwinds.  The job market remains weak, with some of the improvement in the jobless rate due to a declining labor force as discouraged job-hunters drop out.  The housing market remains soft, with prices still falling in most areas. Credit conditions remain tight, particularly for small businesses and individuals.  Government spending at all levels is likely to continue contracting.  Deteriorating conditions in the Eurozone and China can further negatively impact U.S. growth.  At this time, positive factors for fixed-income investments also include the diminishing expectation of inflation since spring 2011, and the Federal Reserve’s commitment to maintain short-term interest rates near zero until at least mid-2013.

The demand for rental housing in the U.S. – the focus of the HIT’s investment strategy – is expected to remain robust.  More Americans are switching from owning to renting by necessity or choice. In addition, household formation continues to grow, albeit at a much slower pace than the 1.2 million annually expected in a normally functioning economy (U.S. Census data showed 581,000 new households in 2010 and 672,000 for the first three quarters of 2011).  As the aging multifamily stock continues to deteriorate, substantial rehabilitation as well as new construction will be required.

Source: U.S. Census Bureau

Source: U.S. Census Bureau

The HIT enters 2012 well-positioned for continued investment success due to its strong liquidity and its superior portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its strong pipeline of prospective multifamily investments, many of which are expected to be committed in 2012.  These multifamily investments will provide opportunities for the HIT to continue to earn superior yield on government-guaranteed construction loans, and will have the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.  The HIT is actively seeking capital to fund additional income- and job-generating investments in the new year.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2011, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com